Exhibit 10(a)1

FIRST AMENDMENT TO CREDIT AGREEMENT DATED AS OF MARCH 1, 1998 (AS AMENDED FROM TIME TO TIME, THE "AGREEMENT"), BY AND BETWEEN RICHARDSON ELECTRONICS, LTD., A DELAWARE CORPORATION (THE "BORROWER"), AND AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, HARRIS TRUST AND SAVINGS BANK AND MELLON BANK, AS LENDERS (THE "LENDERS"), AND AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS AGENT (THE "AGENT")

     This First Amendment to the Agreement ("First Amendment") is entered as of February 4, 2000 by and among the Borrower, the Lenders and the Agent.

     All capitalized terms stated in this First Amendment and not defined herein shall have the same meaning as set forth in the Agreement.

     WHEREAS, the Lenders have made Loans to the Borrower pursuant to the Agreement; and

     WHEREAS, the Borrower has asked the Lenders and the Lenders have agreed to extend the last possible Facility Termination Date from March 1, 2001 to June 1, 2001 and otherwise amend the terms of the Agreement as set forth herein. Now, therefore, in consideration of the fulfillment of each of the terms and conditions set forth herein, the parties hereto agree as follows:

     Section 1. Amendments to Agreement.

     1. The definition of Facility Termination Date in the
Agreement is amended by deleting the date "March 1, 2001" therefrom and substituting therefor the date "June 1, 2001".

     Section 2. Representations and Warranties. The Borrower represents and warrants that:

     a. The representations and warranties contained in the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof; and

     b. The Borrower is in compliance with all the terms and provisions set forth in the Agreement and no Event of Default or, Default has occurred and is continuing.

     Section 3. Conditions to Effectiveness. This First
Amendment is subject to the satisfaction in full of the following conditions precedent:

     a. The Agent shall have received executed originals of this First Amendment; and

     b. The Agent shall have received board resolutions from the Borrower authorizing the execution of this First Amendment and other documents executed in connection herewith; and

     c. The Agent shall have received payment of the expenses stated in Section 7 hereof; and

     d. All legal matters incident to this First Amendment shall be reasonably satisfactory to Neal, Gerber & Eisenberg, counsel for the Agent.

     Section 4. Full Force and Effect. Except as expressly provided herein, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended by this First Amendment.

     Section 5. APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF ILLINOIS.

     Section 6. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one instrument.

     Section 7. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this First Amendment and the other documents incident hereto, including, but not limited to, the reasonable fees and disbursements of Neal, Gerber & Eisenberg, counsel for the Agent.

     Section 8. Headings. The headings of this First Amendment are for the purposes of reference only and shall not affect the construction of this First Amendment.
IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                          Borrower:

                               RICHARDSON ELECTRONICS, LTD.,
                               a Delaware Corporation

                               By:  /s/ William J. Garry
                                  Its: Senior VP and CFO

                          Lenders:

                               AMERICAN NATIONAL BANK AND
                               TRUST COMPANY OF CHICAGO

                               By:  /s/ Gregory Teegen
                                  Its:  Vice President

                               HARRIS TRUST AND SAVINGS BANK

                               By:  /s/ Raymond Whitaker
                                  Its:  Managing Director

                               MELLON BANK

                               By:  Dwayne Feeney
                                  Its:  Vice President


                          Agent:

                               AMERICAN NATIONAL BANK AND
                               TRUST COMPANY OF CHICAGO

                               By:  Gregory Teegen
                                  Its:  Vice President